Stable Value Investments	12 Months Ended
Dec. 31, 2025
EBP Plans
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Stable Value Investments	Stable Value Investments
Invesco Stable Value Fund
The Acuity DC Trust holds investments in the Invesco Stable Value Fund, which holds synthetic GICs and a diversified portfolio of investments, including units of collective trust funds held in the name of the Acuity DC Trust. The synthetic GICs have features that provide for variable interest crediting rates that are credited to the contract value of the contracts' underlying holdings. The investments in synthetic GICs are deemed to be fully benefit-responsive and are recorded at contract value.
Contract value represents contributions made under the contract plus earnings less member withdrawals and administrative expenses. Members may ordinarily direct the withdrawal and transfer of all or a portion of their investment at contract value. The crediting interest rate is based on a mutually agreed upon formula that resets on a monthly basis depending on the performance of the underlying investments being managed. The crediting interest rate will not be less than 0%.
Certain events limit the ability of the Plans to transact at contract value with the issuers. These events include, but are not limited to, the following: (1) amendments to the Plan documents that materially and adversely affect the risk borne by the contract issuer, unless otherwise approved by the issuers, (2) bankruptcy of the Plans' sponsor or other events that would cause a significant withdrawal from the Plans, or (3) the failure of the Acuity DC Trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA. We do not believe that the occurrence of any event limiting the Plans' ability to transact at contract value with the issuers has occurred or is probable.

The following are the contract values of the synthetic GICs in the Invesco Stable Value Fund:

Contract Issuer	2025 Contract Value	Contract Issuer	2024 Contract Value
Synthetic GICs:		Synthetic GICs:
Mass Mutual	$4,687,072	Mass Mutual	$5,221,466
Nationwide Life Insurance	5,978,233	Nationwide Life Insurance	6,664,897
Pacific Life Insurance	6,077,316	Pacific Life Insurance	6,774,262
Prudential Insurance	5,952,584	Prudential Insurance	6,634,732
Transamerica	6,734,519	Transamerica	7,510,362
Voya	5,703,426	Voya	6,359,400
Subtotal	35,133,150	Subtotal	39,165,119
Cash	1,657,790	Cash	912,196
Total	$36,790,940	Total	$40,077,315
Key Guaranteed Portfolio Fund
The Key Guaranteed Portfolio Fund is a group annuity contract with Great-West Life & Annuity Insurance Company. The group annuity contract was part of the assets merged into the Plans from the QSC, LLC 401(k) Retirement Savings Plan and Profit Sharing Plan in 2025. Refer to Note 9 — Acquisitions of the Notes to the Financial Statements for further discussion.
The investments are deemed to be fully benefit-responsive and are recorded at contract value. Contract value represents contributions made under the contract plus earnings less member withdrawals and administrative expenses. As of December 31, 2025, the contract value of the investment was $2,212,798.